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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): October 4, 2005


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


          Georgia                        0-23340                 62-0342590
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



 504 Thrasher Street, Norcross, Georgia                  30071
(Address of principal executive offices)               (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05.  Costs Associated with Exit or Disposal Activities.

On October 4, 2005, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "October 4 Press Release") that announced Rock-Tenn's decision to close its Marshville, North Carolina, folding carton plant in the second quarter of fiscal 2006.

In connection with the closing of the Marshville plant, Rock-Tenn expects to incur pre-tax restructuring and other costs of approximately $2.7 for the quarter ended September 30, 2005, $0.8 million during the first quarter of fiscal 2006 and an aggregate of approximately $0.4 million in subsequent quarters. The aggregate restructuring costs include charges of approximately $2.7 million for equipment impairment. Rock-Tenn also expects to incur operating costs of $0.5 million during the first quarter of fiscal 2006 and an aggregate of approximately $0.2 million in subsequent quarters, all of which are associated primarily with business interruption, inventory write-off and workers' compensation. Rock-Tenn estimates that approximately $2.9 million of the total costs will be non-cash charges.

A copy of the October 4 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

Statements herein (including the October 4 Press Release) regarding, among others, expectations regarding the transfer of current production from the closed facility; the impact of the facility closure on the operations of other Rock-Tenn facilities and on customer service; restructuring costs, including cash expenditures and non-cash charges and the timing of such expenditures and charges; operating costs and synergies constitute forward-looking statements within the meaning of the federal securities laws. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. With respect to these statements, Rock-Tenn has made assumptions regarding, among other things, the amounts of asset impairment, severance costs, relocation costs, business interruption and employee training costs and other costs associated with the closure as well as capacity utilization and production efficiencies. The forward-looking statements are subject to certain risks including, among others, that the foregoing assumptions will prove to be inaccurate. Such risks are more particularly described in the Company's filings with the Securities and Exchange Commission, including under the caption "Business -- Forward-Looking Information and Risk Factors" in Rock-Tenn's Annual Report on Form 10-K for the most recently ended fiscal year. Management believes its estimates are reasonable; however, undue reliance should not be placed on such estimates, which are based on current expectations. The information contained herein speaks as of the date hereof and Rock-Tenn does not undertake any obligation to update such information as future events unfold.

Item 9.01. Financial Statements and Exhibits.

   (c)     Exhibits

           99.1    October 4 Press Release




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ROCK-TENN COMPANY
                                                         (Registrant)




Date:  October 4, 2005                        By: /s/ Steven C. Voorhees
                                                  ------------------------------
                                                  Steven C. Voorhees
                                                  Executive Vice-President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer,
                                                  Principal Accounting Officer
                                                  and duly authorized officer)



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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1     October 4 Press Release